VALIC COMPANY II

Mid Cap Value Fund

Supplement to the Summary Prospectus dated January 1, 2011

At a meeting held on October 24-25, 2011, the Board of Trustees (the “Board”) of VALIC Company II (“VC II”) approved the termination of FAF Advisors, Inc. (“FAF Advisors”) / Nuveen Asset Management, LLC (“Nuveen”) as the sub-adviser of the Mid Cap Value Fund (“Mid Cap Value”) and the appointment of Robeco Investment Management, Inc. (“Robeco”). At the meeting, the Board approved a new investment sub-advisory agreement between The Variable Annuity Life Insurance Company (“VALIC”) and Robeco (the “Sub-Advisory Agreement”) to include specifically Mid Cap Value, referred to as the “Fund”.

With respect to the Sub-Advisory Agreement, the Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into sub-advisory agreements without a shareholder vote; however, an information statement explaining the sub-adviser change will be mailed to the shareholders of the Fund. The effective date of the Sub-Advisory Agreement will be on or about December 5, 2011 (the “Effective Date”). The following changes will take place upon the Effective Date:

The “Performance Information” section of the Fund Summary is modified to reflect that effective December 5, 2011 the Fund will transition its benchmark from the Russell 2500™ Value Index to the Russell Midcap® Value Index. In the process of replacing FAF Advisors/Nuveen, with the new sub-adviser, Robeco, VALIC analyzed the composition of the Fund and the Fund’s benchmark. While the correlation between the existing benchmark and the proposed benchmark is high, the result of this analysis is that the Russell Midcap Value Index is a more representative of the composition of the Fund. The performance information presented below is intended to illustrate the risks of investing in the Fund by comparing the Fund’s average annual returns to those of the Russell 2500™ Value Index and the Russell Midcap® Value Index.

Delete the performance table and replace with the following:

Average Annual Total Returns (For the periods ended December 31, 2009)

	1 Year	5 Years	10 Years
Fund	36.77%	1.94%	7.17%
Russell 2500™ Value Index	27.68%	0.84%	8.18%
Russell Midcap® Value Index	34.21%	1.98%	7.58%

The “Investment Adviser” section of the Fund Summary is amended to delete FAF Advisors/Nuveen as a sub-adviser of the Fund, to reflect the addition of “Robeco Investment Management, Inc.” as a sub-adviser to the Fund and the addition of the following portfolio managers:

Name	Portfolio Manager of the Fund Since	Title
Steven L. Pollack	2011	Portfolio Manager
Joseph F. Feeney, Jr.	2011	Portfolio Manager

Date: October 26, 2011